CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

Name of Issuer:  First Eagle Variable Funds

In connection with the Report on Form N-CSR for the above named issuer, the undersigned hereby certifies, to the best of his knowledge, that:

1.               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date:	March 5, 2007	/s/ John P. Arnhold
JOHN P. ARNHOLD
Principal Executive Officer

Date:	March 5, 2007	/s/ Robert Bruno
ROBERT BRUNO
Principal Financial Officer